                                                                   EXHIBIT 10.51

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                          ASSIGNMENT OF LEASE AND RENT


                         dated as of November 15, 1996


                                      from


                           PARIBAS PROPERTIES, INC.,
                                  as ASSIGNOR


                                       to


                                BANQUE PARIBAS,
                           as Agent for the Lenders,
                                  as ASSIGNEE


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

                          ASSIGNMENT OF LEASE AND RENT



     THIS ASSIGNMENT OF LEASE AND RENT, dated as of November 15, 1996 (this "Assignment"), made by PARIBAS PROPERTIES, INC., a Delaware corporation (the
-----------
"Lessor"), to BANQUE PARIBAS, as Agent (the "Agent") for the Lenders under the
-------                                      -----
Loan Agreement referred to below (together with their respective successors and assigns, the "Lenders").
              -------

                              W I T N E S S E T H:
                              -------------------

                                   Recitals:
                                   --------

     A. Pursuant to that certain Loan Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"), entered into by and among the Lessor, the Lenders and the
 --------------
Agent, the Lenders have severally agreed to make Loans to the Lessor in an aggregate amount not to exceed the aggregate Commitments of the Lenders, as set forth on Schedule I to the Participation Agreement (as defined in Appendix A to
         ----------                                               ----------
the Loan Agreement), upon the terms and subject to the conditions set forth in the Loan Agreement and the Participation Agreement, to be evidenced by the notes (such notes, as the same may hereafter be amended, modified, renewed, extended or otherwise changed from time to time, together with any note or notes or other obligations executed and delivered in renewal, extension or replacement thereof or in substitution or exchange therefor, are hereinafter collectively referred to as the "Notes") issued by the Lessor under the Loan Agreement.
           -----

     B. It is a condition, among others, to the obligation of the Lenders to make their respective Loans to the Lessor under the Loan Agreement that the Lessor shall have executed and delivered, and the Lessee shall have consented to, this Assignment to the Agent for the benefit of the Lenders.

     C. In order further to secure payment of all the amounts owing to the Lenders under the Loan Agreement, the Notes and the other Operative Documents, the Lessor has agreed to enter into, execute, and deliver this Assignment.

                                   Agreement:
                                   ---------

     NOW, THEREFORE, in consideration of the foregoing, the parties hereto agree as follows:

     1.   Defined Terms.  Capitalized terms used but not otherwise defined in
          -------------
this Assignment shall have the respective meanings specified in Appendix A to
                                                                ----------
the Loan Agreement; and the rules of interpretation set forth in such Appendix A
                                                                      ----------
shall apply to this Assignment.

                                                    Assignment of Lease and Rent

         2.     Assignment. To secure its obligations under the Loan Agreement,
                ----------
the Notes and the other Operative Documents, the Lessor hereby assigns, transfers, sets over and conveys to the Agent for the ratable benefit of the Lenders, all the following described properties, rights and interests relating to or arising in connection with the Equipment, whether now owned or held or hereafter acquired:

                (a) Except as hereinafter provided, all of the estate, right, title, interest, benefits, powers and privileges of the Lessor, as Lessor, under the Master Lease including:

                       (i) the immediate and continuing right, on a nonexclusive
                basis, to make claim for, receive, collect and receipt for all rents, income, revenues, issues, profits, insurance proceeds, condemnation proceeds, sales proceeds and other sums payable to or receivable by the Lessor under the Master Lease, or pursuant to any provisions thereof, whether as rent or as the purchase price or termination payment for any interest in any of the Equipment or otherwise including, without limitation, after payment of the Equity Balance, the Lease Balance and any sales proceeds payable to the Lessor pursuant to the Master Lease (collectively, the "Master Lease Rents"), including all cash,
                                    ------------------
                securities or letters of credit delivered or deposited pursuant thereto to secure performance by the Lessee of its obligations thereunder,

                       (ii) the right (subject to the consent of Required
                Lenders) to make all waivers and agreements on behalf of the Lessor under the Master Lease provided for or permitted under the Master Lease (provided, however, that none of the foregoing
                                  --------  -------
                will be made or given with respect to Article VIII, IX, X, XIII, XIV, XVIII, XX or XXI of the Master Lease without the written consent of all of the Equity Lenders),

                       (iii) the right to give all notices, consents, releases
                and other instruments provided under the Master Lease (provided,
                                                                       --------
                however, that none of the foregoing will be made or given with
                -------
                respect to Article VIII, IX, X, XIII, XIV, XVIII, XX or XXI of the Master Lease without the written consent of all of the Equity Lenders),

                       (iv) the right (subject to the consent of the Required Lenders), on a non-exclusive basis, to give all notices of default and to take all action upon the happening of an Event of Default under the Master Lease, including the commencement, conduct and consummation of proceedings as shall be permitted under any provision of the Master Lease, or by law or in equity,

                                                    Assignment of Lease and Rent

                    (v) the right, on a non-exclusive basis, to receive all notices sent to the Lessor under the Master Lease,

                    (vi) subject to the interest of the Equity Lenders therein, the Lessor's interest under the Master Lease in the Lessee's tangible and intangible property used or arising in connection with any Equipment, including, but not limited to, permits, licenses, contract rights and prepaid expenses, and

                    (vii) the right (subject to the consent of the Required Lenders), on a non-exclusive basis, to do any and all other things whatsoever which the Lessor is or may be entitled to do under the Master Lease;

     provided, however, there are expressly excluded from the terms of this
     --------  -------
     Assignment, and the Lease Rents shall in no event include, the Excepted Payments;

          (b) subject to the interest of the Equity Lenders therein, all of the estate, right, title, interest, benefits, powers and privileges of the Lessor in, to and under all other leases, subleases or licenses relating to the Equipment, all licenses, concessions, management, or other agreements of a similar kind that relate to the use of any of the Equipment or any part thereof for any purposes or that result in any payment (collectively, the "Subleases" and, together with the Master Lease, the "Assigned
          ---------                                            --------
     Leases"), together with, subject to the interest of the Equity Lenders
     ------
     therein, all estate, right, title, interest, benefits powers and privileges of the Lessor under the Subleases including, without limitation, the immediate and continuing right, on a non-exclusive basis, to make claim for, receive, collect and receipt for all charges, fees, income, issues, profits, receipts, rents, revenues or royalties payable under any of the Subleases (collectively, the "Sublease Rents" and, together with the Master
                                   --------------
     Lease Rents, the "Lease Rents") and all right, title and interest of the
                       -----------
     Lessor thereunder, including all cash, securities or letters of credit deposited thereunder to secure performance by the obligors of their obligations thereunder; provided, however, there are expressly excluded
                             --------  -------
     from the terms of this Assignment the Excepted Payments;

          (c) subject to the interest of the Equity Lenders therein, all of the estate, right, title, interest benefits, powers and privileges of the Lessor, to and under all agreements or contracts for the sale or other disposition of all or any part of any of the Equipment, now or hereafter entered into by the Lessor (collectively, the "Contracts"), together with,
                                                    ---------
     subject to the interest of the Equity Lenders therein, all estate, right, title, interest, benefits, powers and privileges of the Lessor under the Contracts including, without limitation, the immediate and continuing right, on a non-exclusive basis, to make claim for, receive, collect and receipt for all charges, fees, income, issues, profits, receipts,

                                                    Assignment of Lease and Rent

     rents, revenues or royalties payable under any of the Contracts (collectively, the "Contract Rents" and, together with the Lease Rents and
                         --------------
     the Sublease Rents, the "Rents") and all right, title and interest of the
                              -----
     Lessor thereunder, including all cash, securities or letters of credit deposited thereunder to secure performance by the obligors of their obligations thereunder; provided, however, that the Lessor shall
                             --------  -------
     exclusively retain, and the Contract Rents shall in no event include, the Excepted Payments; and

         (d) on a non-exclusive basis, all of the right, title and interest of the Lessor in and to all claims and rights to the payment of money at any time arising in connection with any repudiation, rejection or breach of the Master Lease by the Lessee or a trustee or receiver of the Lessee under any insolvency statute, law or regulation, including, without limitation, all rights to recover damages arising out of such breach or rejection, all rights to charges payable by the Lessee or such trustee or receiver in respect of any of the Equipment or any portions thereof following rejection, repudiation or disaffirmance of the Master Lease or following the entry of an order for relief under any insolvency statute, law or regulation in respect of the Lessee and all rentals and other charges outstanding under the Master Lease as of the date of entry of such order for relief.

Notwithstanding the foregoing provisions of this Section 2, the assignment
                                                 ---------
contained herein shall in no event include any amounts payable to or received by the Lessor, the Agent or otherwise payable or paid with respect to the Equity Balance, and without limiting the provisions of Article V of the Loan Agreement neither the Agent (solely in the capacity as Agent for the Financing Lenders) nor the Financing Lenders shall be entitled to exercise any remedies under the Master Lease or take any action with respect to the Lease Rents or the Contract Rents unless and until the Equity Balance and all other amounts payable to the Equity Lenders under the Participation Agreement and the other Operative Documents shall have been paid in full to the Equity Lenders. Any attempt by the Agent or any Lender to exercise remedies or take any other action in contravention of the previous sentence or Article V of the Loan Agreement shall
                                          ---------
be null and void.

     3.  Receipt of Rents.  The Lenders hereby acknowledge and agree that the
         ----------------
Agent will collect and hold the Rents for the benefit of each of the Lenders and will distribute the Rents to the Lenders in accordance with and in the priority set forth in Article IV of the Loan Agreement. Without limiting the provisions
             ----------
of Article V of the Loan Agreement, the Agent (solely in the capacity as Agent
   ---------
for the Financing Lenders) and the Financing Lenders further acknowledge and agree that they shall not individually or collectively be entitled to take any action with respect to Lease Rents or Contract Rent unless and until the Equity Balance shall have been paid in full to the Equity Lenders. To the extent not inconsistent with Article V of the Loan Agreement, the foregoing shall not
                  ---------
affect the right of the Required Financing Lenders to cause the Agent to exercise other rights and remedies available to the Financing Lenders under the Operative Documents, and upon the occurrence of a Lease Event of Default, the Required Financing

                                                     Assigment of Lease and Rent

Lenders shall have the right to cause the Agent to exercise the remedies pursuant to Section 18.3 of the Master Lease. Any attempt by the Agent or any
            ------------
Financing Lender to exercise remedies or take any other action in contravention of this section shall be null and void.

     4.  Irrevocability; Supplemental Instruments.  The Lessor agrees that this
         ----------------------------------------
Assignment and the designation and direction to the Lessee set forth in Sections
                                                                        --------
2 and 3 of this Assignment are irrevocable and that it will not take any action
-     -
as Lessor under the Master Lease or otherwise which is inconsistent with this Assignment and that any action, assignment, designation or direction inconsistent herewith shall be void. The Lessor will from time to time execute and deliver all instruments of further assurance and do such further acts as may be necessary or proper to carry out more effectively the purpose of this Assignment.

     5.  Validity.  The Lessor represents and warrants (on a continuing basis)
         --------
and covenants to the Lenders that (a) the Lessor has not assigned or executed any assignment of, and will not assign or execute any assignment of, the Lessor's interest in any of the Assigned Leases, in any Contract, in any Rents or in any other subject matter of this Assignment to anyone other than the Lenders and any assignment, designation or direction by the Lessor inconsistent herewith shall be void, and (b) the Lessor has not done any act or executed any document that impairs the rights of the Lenders to the Master Lease or the Rents under this Assignment.

     6.  The Lessor Remains Liable.  While the assignment made hereby is
         -------------------------
present, direct and continuing, it has been made for the purpose of providing the Lenders with security for the performance of the Lessor's obligations under the Loan Agreement, the Notes and the other Operative Documents, and the execution and delivery hereof shall not impair or diminish in any way the obligations of the Lessor under the Assigned Leases, or impose any of such obligations on the Lenders. This Assignment shall not operate to cause the Lenders (or their designee) to be regarded as a mortgagee in possession.
Neither the Lenders nor their designee shall be responsible or liable for performing any of the obligations of the Lessor under any of the Assigned Leases or any Contract, for any waste by the Lessee or others, for any dangerous or defective conditions of any of the Equipment, for negligence in the management, upkeep, repair or control of any of the Equipment or any other act or omission by any other Person. Nothing contained herein shall operate or be construed to
(a) obligate the Lenders (or their designee) to assume the obligations of the Lessor under any of the Assigned Leases or any Contract, to perform any of the terms and conditions contained in any of the Assigned Leases or any Contract or otherwise to impose any obligation upon the Lenders with respect to any of the Assigned Leases or any Contract or (b) place upon the Lenders (or their designee) any responsibility for the operation, control, care, management or repair of any of the Equipment or any part thereof. Subject at all times to the terms and conditions of this Assignment, the Lessor will at all times promptly and faithfully perform in all respects, or cause to be performed in all respects, all of its covenants,

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                                                    Assignment of Lease and Rent

conditions and agreements contained in the Assigned Leases or any Contract now or hereafter existing on the part of the Lessor to be kept and performed.

     7.  Amendments; Lessee's Consent.  The Lessor will not enter into any
         ----------------------------
agreement subordinating, amending, extending or terminating any of the Assigned Leases except as provided in Section 13.5 of the Participation Agreement, and
                             ------------
any such attempted subordination, amendment, modification, extension or termination without compliance with such Section 13.5 of the Participation
                                         ------------
Agreement shall be void. If any of the Assigned Leases or any Contract shall be amended, it shall continue to be subject to the provisions hereof without the necessity of any further act by any of the parties hereto. The Lessor and the Lenders hereby consent to the provisions of Lessee's Consent attached to this Assignment and agree to be bound thereby. Nothing in this Section 7 shall be
                                                          ---------
construed as limiting or otherwise affecting in any way the Lessor's right to receive directly the Excepted Payments.

     8.  Termination of this Assignment.  This Assignment shall continue in
         ------------------------------
full force and effect until all obligations, liabilities and indebtedness of any kind now or hereafter due to the Lenders from the Lessor or the Lessee under or with respect to the Loan Agreement or any of the other Operative Documents, or which are otherwise secured hereby, whether now existing or hereafter arising or incurred, have been fully paid, performed and satisfied, at which time this Assignment will terminate.

     9.  Ongoing Right to Collect Rents; Receivers.  If notwithstanding the
         -----------------------------------------
terms of this Assignment, a petition or order for sequestration of rents, or the appointment of a receiver or some similar judicial action or order is deemed required under applicable state law to allow the Lenders to continue to collect the monies described in Sections 2(a), (b) and (c) of this Assignment, then it
                        -------------  ---     ---
is agreed by the Lessor that any proof of claim or similar document filed by the Lenders in connection with the breach or rejection of the Master Lease by the lessee thereunder or the trustee of any lessee under any federal or state insolvency statute shall for the purpose of perfecting the Lenders, rights conferred in said paragraphs be deemed to constitute action required under such state law. Upon the occurrence and during the continuance of a Loan Agreement Event of Default (not existing solely by virtue of a Lease Event of Default), the Lessor hereby consents to the appointment of a receiver for any or all of the Equipment as a matter of right and without any requirement for notice to the Lessor and without regard to the solvency of the Lessor or to the collateral that may be available for the satisfaction of the Notes and all other Obligations under the Loan Agreement and the other Operative Documents.

     10. Amendment.  Subject to Article V of the Loan Agreement, this
         ---------              ---------
Assignment may not be amended or otherwise modified except by a writing signed by the Lessor, the Agent (in its capacity as agent for all Lenders) and, if required by Section 13.5 of the Participation Agreement, the Lessee, in
            ------------
accordance with the terms of the Participation Agreement.

                                                    Assignment of Lease and Rent

     11. Notices.  All notices, demands, requests, consents, approvals and
         -------
other instruments under this Assignment shall be made in accordance with the notice provisions of the Participation Agreement.

     12. Successors and Assigns.  All covenants, agreements, representations
         ----------------------
and warranties in this Assignment by the Lessor and the Agent on behalf of the Lenders shall bind, and shall inure to the benefit of and be enforceable by, their respective successors and assigns, whether or not so expressed.

     13. Severability.  If any provision or provisions, or if any portion of
         ------------
any provision or provisions, in this Assignment is found by a court of law of competent jurisdiction to be in violation of any local, state or Federal ordinance, statute, law, administrative or judicial decision, or public policy, and if such court should declare such portion, provision or provisions to be illegal, invalid, unlawful, void or unenforceable as written, then it is the intent of the parties hereto that such portion, provision or provisions shall be given force to the fullest possible extent that they are legal, valid and enforceable, that the remainder of this Assignment shall be construed as if such illegal, invalid, unlawful, void or unenforceable portion, provision or provisions were not contained therein, and that the rights, obligations and interests of the Lessor, the Lenders and the Lessee under the remainder of this Assignment shall continue in full force and effect.

     14. Governing Law.  THIS ASSIGNMENT AND THE RIGHTS AND OBLIGATIONS OF THE
         -------------
LESSOR UNDER THIS ASSIGNMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT AS TO MATTERS RELATING TO THE CREATION OF LIENS AND THE EXERCISE OF REMEDIES WITH RESPECT THERETO, WHICH SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF EACH STATE IN WHICH THE APPLICABLE EQUIPMENT IS LOCATED.

     15. Counterparts.  This Assignment may be executed in any number of
         ------------
counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

     16. Conflicts.  In the event of any conflicts between the terms and
         ---------
provisions hereof and the terms and provisions of the other Operative Documents, the terms and provisions of the other Operative Documents shall be controlling.

     17. Limitation on Liability.  Without impairing the rights, powers,
         -----------------------
privileges, lands, and security interest hereunder or under any other Operative Document, the Agent, on behalf of

                                                    Assignment of Lease and Rent

itself, the Lenders and their respective successors and assigns, hereby agree that the obligations secured hereby shall be enforced solely from the Collateral, and no deficiency, after applying the net proceeds at foreclosure or other judicial sale of the Collateral, shall ever be asserted against the Lessor, its successors and assigns, for the payment of any obligation or indebtedness secured hereby. The foregoing limitation on liability shall have no effect upon the liability of the Lessee under the Master Lease and other Operative Documents, which liability shall be and remain full recourse.


                  [remainder of page intentionally left blank]

                                                    Assignment of Lease and Rent

        IN WITNESS WHEREOF, the Lessor has caused this Assignment to be duly executed as of the day and year first above written.

                                    PARIBAS PROPERTIES, INC.,
                                    a Delaware corporation


                                    By:____________________________________
                                         Edward V. Canale, President


                                    By:____________________________________
                                         Matthew J. Cooleen, Vice President

               Consent of Lessee to Assignment of Lease and Rent

             CONSENT AND ACKNOWLEDGMENT BY MAIL-WELL I CORPORATION
             -----------------------------------------------------


     The undersigned hereby acknowledges receipt of a counterpart original of, and consents to, the foregoing Assignment of Lease and Rent.

     The foregoing is furnished for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged by the undersigned, and the undersigned understands and intends that the Lenders will rely on the foregoing and that the undersigned will be legally bound by the foregoing. This Consent and Acknowledgment shall inure to the benefit of the Lenders and their respective successors and assigns.

     IN WITNESS WHEREOF, the undersigned has executed and delivered this Consent and Acknowledgment as of November 15, 1996, pursuant to proper authority duly granted.

                                    MAIL-WELL I CORPORATION,
                                    a Delaware corporation


                                    By:____________________________
                                    Name:__________________________
                                    Title:_________________________